SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BrooQLy Inc.
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BROOQLY INC.

D/B/A DYNAMIC AEROSPACE SYSTEMS CORPORATION

3753 Plaza Dr.

Ann Arbor, MI 48108

Telephone:  718-705-8770

BROOQLY INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 11, 2025

_____________________________________________

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2025 annual meeting of stockholders of BrooQLy Inc. (d/b/a Dynamic Aerospace Systems Corporation), a Nevada corporation (the “Company”), to be held at 10:00 a.m., Mountain Standard Time, on Thursday December 11, 2025.  This year’s meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting https://www.cleartrustonline.com/brql.

You will not be able to attend the annual meeting in person.

Details regarding the annual meeting, the business to be conducted at the annual meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, seven persons will be elected to our Board of Directors. In addition, we will ask stockholders approve the following proposals:

1.

To elect six Directors: Kent B. Wilson, Jeff Hail, Shannon Rigney, Ian Kantrowitz, Ron J. Rich, and Jorge L. Torres, each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;

2.	To ratify the appointment of RBSM LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2025;
3.

To authorize the Board of Directors to file an Amendment to the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Dynamic Aerospace Systems Corporation (“Amendment 1”);

4.

To authorize the Board of Directors to file an Amendment to the Company’s Articles of Incorporation, as amended to date, to authorize a reverse stock split of the Company’s Common Stock and Class B Common Stock, (“Amendment 2”);

5.	To approve the Dynamic Aerospace Systems Corporation Restricted Stock Unit (RSU) Executive Plan (the “Executive RSU Plan”);
6.	To approve the Dynamic Aerospace Systems Corporation Restricted Stock Unit (RSU) Plan (the “RSU Plan”); and
7.	To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either during the annual meeting or by proxy. You may vote over the Internet or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

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Thank you for your continued support of the Company. We look forward to seeing you at the annual meeting.

By Order of the Board of Directors,

Phoenix, Arizona	/s/ Kent B. Wilson
October 27, 2025	Kent B. Wilson
Chief Executive Officer

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BROOQLY INC.

D/B/A DYNAMIC AEROSPACE SYSTEMS CORPORATION

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 11, 2025

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of BrooQLy Inc. (d/b/a Dynamic Aerospace Systems Corporation), a Nevada corporation (the “Company”), to be voted at the 2025 Annual Meeting to be held on Thursday, December 11, 2025, at 10:00 a.m. Mountain Standard Time, and any and all adjournment(s) or postponement(s) thereof, as a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting https://www.cleartrustonline.com/brql and entering the control number included in the Notice of Internet Availability or proxy card that you receive.

Purpose of the Annual Meeting

The Proposals to be voted on at the Annual Meeting are the following:

1.

To elect six Directors: Kent B. Wilson, Jeff Hail, Shannon Rigney, Ian Kantrowitz, Ron J. Rich, and Jorge L. Torres, each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;

2.	To ratify the appointment of RBSM LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2025;
3.

To authorize the Board of Directors to file an Amendment to the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Dynamic Aerospace Systems Corporation (“Amendment 1”);

4.

To authorize the Board of Directors to file an Amendment to the Company’s Articles of Incorporation, as amended to date, to authorize a reverse stock split of the Company’s Common Stock and Class B Common Stock, (“Amendment 2”);

5.	To approve the Dynamic Aerospace Systems Corporation Restricted Stock Unit (RSU) Executive Plan (the “Executive RSU Plan”);
6.	To approve the Dynamic Aerospace Systems Corporation Restricted Stock Unit (RSU) Plan (the “RSU Plan”); and
7.	To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

In addition to the original solicitation by mail or through the Internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company.

You may vote at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet, as set forth in more detail in this Proxy Statement. This Proxy Statement and the accompanying proxy are being made available to the Company’s stockholders via the Internet on or about October 28, 2025, and are being filed with the Securities and Exchange Commission on or about such date. The proxy solicitation materials will also be first mailed on or about October 31, 2025, to all stockholders entitled to vote at the Annual Meeting.

Unless otherwise indicated, “BrooQLy,” the “Company,” “we,” “us” and “our” shall refer to BrooQLy Inc. (d/b/a Dynamic Aerospace Systems Corporation).

The persons named as proxies, Kent B. Wilson and Jeff Hail, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld) and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the four nominees to serve as directors on our Board listed in the Proxy Statement; FOR the ratification of the appointment of RBSM, LLP to serve as our independent registered public accountants for the year ending December 31, 2025; FOR Amendment 1 (to authorize the name change); FOR Amendment 2 (to authorize the reverse stock split of the Company’s Common Stock and Class B Common Stock); FOR approval of the Executive RSU Plan; and FOR approval of the RSU Plan.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder delivering a written notice of revocation to the Secretary of the Company at 3753 Plaza Dr., Ann Arbor, MI 48108, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Voting Securities

The holders of shares of our Common Stock are entitled to vote on all matters that properly come before the Annual Meeting.  The shares of Class B Common Stock have no voting rights.

The record date (the “Record Date”) for the vote on the Proposals to be presented at the Annual Meeting was October 13, 2025.  As of the Record Date, the authorized capital stock of the Company consisted of 325,000,000 shares of Common Stock, par value $0.0001 per share, of which 25,615,000 shares were issued and outstanding; 50,000,000 shares of Class B Common Stock, of which 15,374,654 were issued and outstanding; and  225,000,000 shares of Preferred Stock.  The series of Preferred Stock that have been designated to date are as follows: Series A Preferred Stock: 25,000,000 designated, of which 24,805,000 shares are issued and outstanding; Series B Preferred Stock: 100 shares designated, of which 4 shares are issued and outstanding; Series C Preferred Stock: 329,289 shares designated, of which 329,289 shares are issued and outstanding; and Series D Preferred Stock: 115,502 shares designated, of which 115,502 shares are issued and outstanding.

The shares of Series A Preferred Stock have 10:1 voting rights, meaning that each share of Series A Preferred Stock shall have 10 votes for each share of Series A Preferred Stock held by the holder of those shares of Series A Preferred Stock.

Additionally, there were 4 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors. All of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

The shares of Series C and Series D Preferred Stock have 1:1 voting rights, meaning that each share of Series C and Series D Preferred Stock have one vote for each one share of Series C and Series D Preferred Stock, respectively, held by the holder of those shares.

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, ClearTrust, LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•

During the meeting. If you attend the meeting by visiting https://www.cleartrustonline.com/brql, you may vote and submit questions during the annual meeting (have your Notice or proxy card in hand when you visit the website).

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Standard Time on December 10, 2025. Telephone and Internet voting facilities for beneficial holders will be available 24 hours a day and will close at 11:59 p.m. Eastern Standard Time on December 10, 2025.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in “street-name” by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

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If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 3753 Plaza Dr., Ann Arbor, MI 48108, or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering Proxy Statements and Annual Reports to those stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 718-705-8770.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of the Record Date, October 13, 2025. As of the Record Date, the authorized capital stock of the Company consisted of 325,000,000 shares of Common Stock, par value $0.0001 per share, of which 25,615,000 shares were issued and outstanding; 50,000,000 shares of Class B Common Stock, of which 15,374,654 were issued and outstanding; and  225,000,000 shares of Preferred Stock. The series of Preferred Stock that have been designated to date are as follows: Series A Preferred Stock: 25,000,000 designated, of which 24,805,000 shares are issued and outstanding; Series B Preferred Stock: 100 shares designated, of which 4 shares are issued and outstanding; Series C Preferred Stock: 329,289 shares designated, of which 329,289 shares are issued and outstanding; and Series D Preferred Stock: 115,502 shares designated, of which 115,502 shares are issued and outstanding.

Each share of Common Stock is entitled to one (1) vote. The shares of Class B Common Stock are not entitled to vote on matters presented to the shareholders of the Company. The shares of Series A Preferred Stock have ten (10) votes for each one shares of Series A Preferred Stock held by such holder. As noted, of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote. The Shares of Series C and Series D Preferred Stock each have one (1) vote for each share of Series C and Series D Preferred Stock, respectively, held by such holder.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present. Pursuant to the Company’s bylaws, a majority of the outstanding shares of the corporation entitled to vote, represented in a person or by proxy, shall constitute a quorum at a meeting of stockholders. Accordingly, shares representing at least 12,807,501 shares of Common Stock; 12,402,501 shares of Series A Preferred Stock; 3 shares of Series B Preferred Stock; 164,645 shares of Series C Preferred Stock; and 57,751 shares of Series D Preferred Stock must be present in person or by proxy at the Annual Meeting.

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Abstentions will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter are considered stockholders who are present and entitled to vote and count toward the quorum. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal is discussed under each respective proposal below.

Proposal One: Election of Directors. Our directors will be elected by a plurality of votes cast at the Annual Meeting. This means that the six nominees for director who receive the most votes will be elected. Only votes “for” or “against” affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposal Two: Ratification of RBSM LLP as our Independent Registered Public Accountants. Ratification of RBSM requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Three: Authorization of Amendment 1, to change the name of the Company. Ratification of Amendment 1 requires the affirmative votes of the majority of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Four: Authorization of Amendment 2, to effectuate a reverse stock split of the Company’s Common Stock and Class B Common Stock. Ratification of Amendment 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Five: Approval of the Executive RSU Plan. Approval of the Executive RSU Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Six: Approval of the RSU Plan. Approval of the RSU Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 3753 Plaza Dr., Ann Arbor, MI 48108, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2026 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2026 annual meeting of stockholders and presentation in the Company’s proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company’s offices, 3753 Plaza Dr., Ann Arbor, MI 48108.  The deadline for submittal of stockholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting.  A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

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Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently consists of six directors. As of the date of this Proxy Statement, our six Directors were Kent B. Wilson, Jeff Hail, Shannon Rigney, Ian Kantrowitz, Ron J. Rich, and Jorge L. Torres. Our Board of Directors has nominated Kent B. Wilson, Jeff Hail, Shannon Rigney, Ian Kantrowitz, Ron J. Rich, and Jorge L. Torres to serve as the Directors. The term of the Directors who are elected at the Annual Meeting will expire at the next annual meeting of our stockholders, or at such time as their successors are elected and qualified.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

The following lists the three nominees for election as directors at the Annual Meeting and the four directors of our Company whose term of office will continue after the Annual Meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board. The number of shares of common and preferred stock beneficially owned by each director, as of October 13, 2025, the Record Date, is set forth in this proxy statement under the caption “Beneficial Ownership of Securities.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Nominees for Election as Directors

As of the date of this Proxy Statement, the Directors of the Company were the following:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Kent Wilson	CEO/CFO/Chairman of Board	52	February 25, 2025
Jeff Hail	COO/Director	63	February 25, 2025
Shannon Rigney	VP/Director	40	February 25, 2025
Ian Kantrowitz	VP/Director	45	February 25, 2025
Ron J. Rich	Director	63	March 19, 2025
Jorge L. Torres	Director	54	April 9, 2025

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Business Experience

The following is a brief account of the education and business experience of directors and executive officers during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed:

Kent Wilson – Chief Executive Officer, Chairman of the Board

Mr. Wilson, 52,  previously served as the Chief Executive Officer and Secretary of Alpine 4 Holdings, Inc. (“Alpine 4”), from 2014 through 2025. Mr. Wilson resigned as Chief Executive Officer of Alpine 4 in February 2025. Prior to his time with Alpine 4, Mr. Wilson was the CEO of Crystal Technology Holdings, Ltd./NextSure, LLC. This company successfully designed, built, and brought two products to market, including an internet-based insurance rating engine that allowed prospective buyers to rate and buy their auto insurance online via a virtual insurance agent. Since 2002, Mr. Wilson has been actively involved with all facets of corporate financial and operational planning and has held the title of CFO and CEO for several different companies. In 2011, Mr. Wilson took over as CFO of United Petroleum Company and helped guide them from a small startup with less than $1 million in revenue to a company with $20 million in revenue and a growth path for 2013 and 2014. Mr. Wilson holds a BA degree in Management and an MBA from Northcentral University. Management believes Mr. Wilson’s extensive management, strategic planning, and public company experience qualify him to serve as a director.

Jeff Hail – Chief Operating Officer, Director

Mr. Hail, 62, previously served as the Chief Operating Officer of Alpine 4 Holdings, Inc., January 2019 through February 2025, and before that serving as Senior Vice President of Operations since April 2014. Mr. Hail’s professional experience has been both in the government and private sector. As a Buyer/Contract Officer with the Arizona Department of Transportation writing, awarding, and administering highway services contracts. In the private sector, Mr. Hail experienced success by starting a number of different companies and building them to be the leaders in their niche sectors from both electronics manufacturing to e-commerce. As a result, he brings a broad-based experience level with the operational aspects of running a business in today’s realm. Mr. Hail holds a Bachelor of Science degree in Operations and Production Management from the W.P. Carey School of Business at Arizona State University. Management believes Mr. Hail’s extensive business operations and broad industry experience qualify him to serve as a director.

Ian Kantrowitz – Vice President, Director

Mr. Kantrowitz, 45, served as Vice President of Investor Relations at Alpine 4 Holdings, Inc., from 2021 to 2025, following his role as Director of Investor Relations from 2014 to 2021. Mr. Kantrowitz played a key role in securing capital at critical moments, through not only his personal network, but by fostering stakeholder relationships with effective and compelling communication during pivotal growth phases. Also serving on the company’s Board of Directors, Mr. Kantrowitz was accountable for creating and presenting a consistently applied investment message, building trusted relationships and shaping strategic messaging to shareholders and the investment community, while providing insight on public perception and market positioning. He was often regarded as a voice of reason, offering balanced perspectives during critical decision-making moments. Prior to joining Alpine 4, Mr. Kantrowitz built a diverse career involving project management, negotiations and sales in addition to relationship management. He served as a Project Manager for two major homebuilders in Phoenix, Arizona, Continental Homes and Engle Homes, where he honed his leadership and operational skills. Additionally, he was a top-performing banker at Wells Fargo Bank, ranked number five in the country, showcasing his dedication to client satisfaction and business growth. Mr. Kantrowitz’s analytical insight with a people-first approach and experience with investor relations and project management qualify him to serve as a director.

Shannon Rigney – Vice President, Director

Ms. Rigney, 40, previously served as Vice President of Social Media and Public Relations at Alpine 4 Holdings, Inc., from 2016 through 2025, having been with the company since 2014. With a decade of experience specializing in brand strategy and corporate relationship management, Ms. Rigney played a pivotal role in shaping the company’s public narrative, developing investor-facing communications, and driving strategic media campaigns and events across Alpine 4’s diverse portfolio of subsidiaries. With a diverse career background spanning public messaging, financial forecasting, project management and contract negotiations in various industries from home building to transportation logistics and medical devices, Ms. Rigney brings a unique ability to craft communications and messaging that align with business objectives while resonating with key stakeholders. Ms. Rigney holds a Bachelor of Business Administration in Marketing from the University of Arizona, Eller College of Management 2006. Her collaborative approach bridges the gap between investor relations, marketing, and operations, ensuring consistent and transparent messaging across multiple platforms. Her extensive experience in stakeholder engagement, public company compliance and communications qualify her to serve as a director.

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Ron J. Rich – Director

Mr. Rich, 64, Currently serves as Vice President of the Engineering Solutions Business at Intertec International. He has held multiple leadership positions, including Vice President of Propulsion Systems at Honeywell Aerospace, where he spearheaded initiatives to enhance engine performance and reliability. His tenure at Honeywell also included driving research collaborations, such as the landmark agreement with the University of Arizona, designed to streamline aerospace research and development. His dedication to advancing aerospace technology and engineering education earned him the Circle of Excellence Award from the University of Arizona’s Engineering Design Program in 2019.

Mr. Rich graduated 1984 from the University of Arizona with a Bachelor's of Science degree in Mechanical Engineering.

Jorge L. Torres – Director

Mr. Torres, 54, has held multiple leadership positions throughout his 30-year career in the logistics and transportation industry. He currently serves as Vice President of Operations for FedEx Express México. Since 2012, he has overseen one of Latin America's most complex logistics networks. During his tenure, Mr. Torres led the successful integration of Multipack into FedEx, aligning infrastructure and services to support expanded growth across the region. He has been recognized as one of Mexico’s most trusted and influential leaders in logistics, with a proven track record of operational excellence, innovation, and employee engagement.

Mr. Torres holds a Master of Business Administration from EGADE Business School at Tecnológico de Monterrey, earned in 2006; a Master’s degree in Quality from Universidad La Salle, earned in 2000; and a Bachelor’s degree in Communications from Universidad del Valle de México, earned in 1993.

Board Meeting and Attendance

Since the change of control in February 2025, and as of the date of this Proxy Statement, the Company’s Board has held five meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company’s operations and were consulted on an informal basis with respect to pending business. Each director has attended all of the Board meetings during the year.

Director Independence

As of the date of this Proxy Statement, our Common Stock was not currently listed on any market or exchange that requires independent directors. In evaluating the independence of our members and the composition of the committees of our board of directors, we utilize the definition of “independence” as that term is defined by applicable listing standards of the New York Stock Exchange (“NYSE”) and Securities and Exchange Commission rules, including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Pursuant to the NYSE rules, an independent director generally is “one who the board of directors affirmatively determines has no material relationship with the company, either directly or as an officer, partner or stockholder of a company that has a relationship with the company.” The NYSE rules focus on matters including but not limited to employment with the subject company or related entities, compensation received from the subject company, any relationships with the auditors of the subject company, and employment with a company that has made significant payments to or received significant payments from the subject company.

Based on the Board’s review of the NYSE rules, the Board has determined that Mr. Rich and Mr. Torres would qualify as independent directors.

Our board of directors expects to continue to evaluate its independence standards and whether and to what extent the composition of our board of directors and its committees meets those standards. We ultimately intend to appoint additional persons to our board and committees of our board as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange. Therefore, we intend that a majority of our directors will be independent directors of which at least one director will qualify as an “audit committee financial expert,” within the meaning of Item 407(d)(5) of Regulation S-K, as promulgated under the Securities Act of 1933, as amended.

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Board Leadership Structure

We have chosen to combine the roles of Chairman of the Board and Chief Executive Officer. Mr. Wilson serves as Chief Executive Officer and Chairman of the Board. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

The Board of Directors does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the Board’s leadership structure from time to time.

Board’s Role in Risk Management

One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight.

In particular, the Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure, which may include financial, legal and regulatory, human capital, information technology and security and reputation risks.

•

The Audit Committee, when formed, will have the responsibility to consider and discuss major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

•

The Nominating and Corporate Governance Committee, when formed, will monitor the effectiveness of the Company’s corporate governance policies and the selection of prospective members of the Board of Directors and their qualifications.

•

The Compensation Committee, when formed, in conjunction with the Audit Committee, will assess and monitor whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. In addition, the Compensation Committee will review and monitor matters related to human capital management, including management of human capital risks.

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the Internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Board believes oversight of this risk is appropriately allocated to the Board, although the Board may decide to delegate this responsibility to one of the Committees of the Board. The Board, with input from management, assesses the Company’s cybersecurity risks and the measures implemented by the Company to mitigate and prevent cyberattacks and respond to data breaches. In addition, management and the Board of Directors have recently focused on risks relating to, and the impact on the Company from, the COVID-19 pandemic, and will continue to do so while the situation remains in flux.

Typically, the entire Board of Directors meets with management and the applicable committees of the Board of Directors at least annually to evaluate and monitor respective areas of oversight. Both the Board of Directors as a whole and the various standing committees receive periodic reports from individuals responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible. The Board of Directors’ role in risk oversight does not affect its leadership structure.

Committees of the Board

Audit

As of the date of this Proxy Statement, we did not have an audit committee that provides independent review and oversight of a company’s financial reporting processes, internal controls, and independent auditors. Our Board of Directors, as a whole, will act as our Audit Committee. Management is responsible for establishing and maintaining adequate internal control over our financial reporting. Our internal control over financial reporting was not subject to attestation by our independent registered public accounting firm pursuant to rules of the SEC that permit us to provide only management’s report in this Proxy Statement.

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Governance

As of the date of this Proxy Statement, we did not have any defined policy or procedure requirements for our stockholders to submit recommendations or nominations for directors. As of the date of this prospectus, we did not have any specific or minimum criteria for the election of nominees to our board of directors and we did not have any specific process or procedure for evaluating such nominees. Our board of directors assesses all candidates, whether submitted by management or stockholders, and makes recommendations for election or appointment.

Compensation

Our board of directors is responsible for determining compensation for the directors of our company to ensure it reflects the responsibilities and risks of being a director of a public company.

Additionally, the Company plans to create additional advisory committees to assist the Company in the implementation of the Company’s business strategies. Management anticipates that these advisory committees will include the following:

Branding, Sales, and Marketing Committee

The Branding, Sales, and Marketing Committee, when formed, will direct the company's branding, marketing, and sales strategies to support growth and enhance shareholder value. Members may include directors, employees, or unpaid advisors, with at least one expert in the field. This committee will oversee digital engagement, key performance indicators (“KPIs”), campaigns, and compliance with advertising standards. It will meet quarterly and will advise the Board on marketing performance and initiatives.

Budget Committee

The Budget Committee, when formed, will ensure the Company’s financial planning aligns with strategic goals and promotes fiscal responsibility. Members may include directors, employees, and advisors with finance expertise. This committee will approve budgets, monitor financial performance, and evaluate capital spending and resource allocation. The committee will coordinate closely with the Audit Committee and will meet quarterly.

Engineering Committee

The Engineering Committee, when formed, will oversee product development, R&D initiatives, and technology strategies to drive innovation and quality. It will monitor KPIs such as time-to-market and engineering efficiency, while also ensuring compliance with safety, ethical, and environmental standards. Members may include technical staff or advisors with engineering backgrounds. The committee will meet at least quarterly and will report to the Board.

Autonomous Logistics Committee

The Autonomous Logistics Committee, when formed, will be responsible for guiding the Company’s autonomous logistics initiatives, and will evaluate technologies like robotics, AI, and automation in the supply chain. It will review system performance, safety protocols, and strategic investments. The committee may include logistics or tech-savvy members and will monitor industry trends and regulatory compliance. It will meet quarterly and report progress to the Board.

UAV Technologies Committee

The UAV Technologies Committee, when formed, will oversee drone strategy, development, and operations, ensuring alignment with innovation goals and regulatory standards. It will monitor UAV KPIs, R&D, and compliance with FAA and privacy laws. Members may include aerospace or regulatory experts who evaluate major tech partnerships and contracts. This committee will convene quarterly to update the Board.

Regulatory Committee

The Regulatory Committee, when formed, will ensure compliance with all applicable regulations, including FAA rules, governmental contracts, export controls, and anti-corruption laws. It may include members with expertise in aerospace law and oversees audits, licensing, and training programs for staff. This committee also will monitor regulatory risks and trends, coordinating with the Audit Committee to ensure unified reporting. It will meet quarterly and advise the Board on compliance matters.

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Nomination of Directors

Nominees for the Board at the Annual Meeting were recommended by our Board of Directors. In identifying potential nominees, the Board took into account such factors as it deemed appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise.

The Board seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Board of Directors, c/o Chief Executive Officer, BrooQLy Inc., 3753 Plaza Dr., Ann Arbor, MI 48108.  All referrals will be compiled by the Chief Executive Officer and forwarded to the Board for their review and consideration. At a minimum, a recommendation should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Board in considering the individual’s potential service as a director.

Communications with the Board

Stockholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Executive Officer, BrooQLy Inc., 3753 Plaza Dr., Ann Arbor, MI 48108.  All communications are compiled by the Chief Executive Officer and forwarded to the Board or the individual director(s) accordingly.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our directors, officers, and employees, including our Chief Executive Officer, Chief Financial Officer, and other senior financial officers. The Code of Ethics is intended to promote honest and ethical conduct, compliance with applicable laws and regulations, and full, fair, accurate, and timely disclosure in reports and documents filed with the Securities and Exchange Commission (“SEC”).

A copy of our Code of Ethics will be made available to shareholders and investors upon request, and was filed as Exhibit 14 to the Company’s recently filed registration statement on Form S-1.  Additionally, the Company plans to post the Code of Ethics on the Company’s website. We intend to disclose any amendments to, or waivers of, the Code of Ethics for our executive officers and directors in a Current Report on Form 8-K as required by SEC rules.

Director Attendance at Annual Meetings

Directors are encouraged to attend annual meetings of stockholders.

EXECUTIVE OFFICERS

The Company’s executive officers are listed in the information provided above. All officers serve at the discretion of the Board.

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

The table below summarizes the total compensation paid or earned by the Company’s former named executive officers during the year ended December 31, 2024, and December 31, 2023.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Panagiotis Lazaretos	2024	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former Chief Executive Officer	2023	18,000	Nil	Nil	Nil	Nil	Nil	Nil	18,000

Helen V. Maridakis	2024	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former Chief Accounting Officer/Chief Financial Officer	2023	18,000	Nil	Nil	Nil	Nil	Nil	Nil	18,000

Nikolaos Ioannou	2024	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2023	18,000	Nil	Nil	Nil	Nil	Nil	Nil	18,000

___________

*We were incorporated on February 19, 2021; as such, we have only 2022, 2023 and 2024 representing executive compensation.

No salary or any compensation was paid or received by the former officers for the year ended December 31, 2024. During the year ended December 31, 2023, the Company’s former Chief Executive Officer, Chief Financial Officer and Chief Operating Officer accrued salaries of $3,000 per month for each beginning on July 1, 2023, resulting in a total of $18,000 per officer for the year ended December 31, 2023. No salary or any compensation was paid or received by the former officers for the year ended December 31, 2022.

There were no arrangements or plans in which the Company provided pension, retirement or similar benefits for the former directors or executive officers.

As noted above, on February 25, 2025, the three controlling shareholders of the Company entered into a Share Purchase Agreement (the “SPA”) with Aerospace Capital Partners, LLC, a Nevada limited liability company (“ACP”). Pursuant to the SPA, the Sellers sold an aggregate of 18,000,000 shares of common stock of the Company to ACP, equal to approximately 70.3% of the Company’s outstanding shares of common stock, as a result of this transaction, ACP became our controlling shareholder. In connection with the change of control and pursuant to the terms of the SPA, Panagiotis Lazaretos, Nikolaos Ioannou and Helen Maridakis agreed to and did resign from their positions as officers and directors, effective February 25, 2025

The following individuals were appointed as the Company’s new officers (the “New Executive Officers”):

Name	Position
Kent Wilson	Chief Executive Officer/Chairman of the Board
Jeff Hail	Chief Operating Officer
Ian Kantrowitz	Vice President
Shannon Rigney	Vice President

Employment Agreements

The Company has entered into employment agreements with the New Executive Officers of the Company, the terms of which are as follows:

Kent Wilson has been serving as the Chief Executive Officer (CEO) of the Company since February 25, 2025, with his compensation during this period provided by Aerospace Capital Partners. Mr. Wilson’s Employment Agreement (the “Wilson Agreement”), effective as of July 20, 2025, formalizes his employment with the Company, where Mr. Wilson reports directly and solely to the Board of Directors (the “Board”). The Wilson Agreement emphasizes the critical importance of the CEO’s role in driving sales, developing key client relationships, and securing significant contracts to advance the Company’s growth. Mr. Wilson is granted full authority to enter into contracts, manage banking relationships, and execute agreements on behalf of the Company, subject to any limitations set by the Board, highlighting his pivotal leadership role. Mr. Wilson’s compensation package includes a base salary of $350,000 annually, with 10% annual increases, supplemented by performance-based bonuses.

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Jeffrey Hail has been serving as the Chief Operating Officer (COO) of the Company since February 25, 2025, with his compensation during this period provided by Aerospace Capital Partners. Mr. Hail’s Employment Agreement (the “Hail Agreement”), effective as of July 20, 2025, formalizes his employment with the Company, where Mr. Hail reports directly to the Chief Executive Officer (CEO) and directly to the Board. The Hail Agreement outlines Mr. Hail’s essential role in managing day-to-day operations, implementing strategic initiatives, and enhancing organizational efficiency in support of the Company’s growth and operational goals. Mr. Hail is authorized to act on behalf of the Company in operational matters, including vendor management, internal systems, and execution of strategic programs, subject to direction and oversight by the CEO and any limitations established by the Board. Mr. Hail’s compensation package includes a base salary of $262,500 annually, with 10% annual increases, supplemented by performance-based bonuses.

Ian Kantrowitz has been serving as the Vice President of the Company, serving in a cross-functional capacity including Internal and External Communications at the Company. since February 25, 2025, with his compensation during this period provided by Aerospace Capital Partners. Mr. Kantrowitz’s Employment Agreement (the “Kantrowitz Agreement”), effective as of July 20, 2025, formalizes his employment with the Company, where he reports directly to the CEO and indirectly to the Board. The Kantrowitz Agreement outlines Mr. Kantrowitz’s responsibilities across investor relations, corporate messaging, marketing, capital raising, and sales initiatives and strategies. He is authorized to act on behalf of the Company in operational matters, including vendor management, internal systems, and execution of strategic programs, as well as in communications and public engagement initiatives. These responsibilities are carried out under the direction and oversight of the CEO and subject to any limitations established by the Board. Mr. Kantrowitz’s compensation package includes a base salary of $150,000 annually, with 10% annual increases, supplemented by performance-based bonuses.

Shannon Rigney has been serving as the Vice President of the Company since February 25, 2025, with her compensation during this period provided by Aerospace Capital Partners. Ms. Rigney’s Employment Agreement (the “Rigney Agreement”), effective as of July 20, 2025, formalizes her employment with the Company where she reports directly to the CEO and indirectly to the Board. The Rigney Agreement outlines Ms. Rigney’s responsibilities across public relations, corporate compliance, marketing, capital raising, legal coordination, budgeting, and sales initiatives and strategies. She is authorized to act on behalf of the Company in operational matters, including vendor management, internal systems, and execution of strategic programs, as well as in communications and public engagement initiatives. These responsibilities are carried out under the direction and oversight of the CEO and subject to any limitations established by the Board. Ms. Rigney’s compensation includes a base salary of $150,000 per year, subject to annual increases of 10%, with additional performance-based bonuses at the discretion of the CEO and subject to Board approval.

Additionally, the Company’s new directors and executive officers may receive share options at the discretion of our board of directors in the future.

Stock Option Plan; Restricted Stock Unit Plans

As of the date of this Proxy Statement, we did not have a stock option plan in favor of any director, officer, consultant, or employee of our company.

On April 12, 2025, the Company adopted the Dynamic Aerospace Systems Corporation Restricted Stock Unit (RSU) Executive Plan (the “Executive RSU Plan”) and the Dynamic Aerospace Systems Corporation Restricted Stock Unit (RSU) Plan (the “RSU Plan”).

Executive RSU Plan

The purpose of the Executive RSU Plan is to provide an equity compensation program to attract, retain, and incentivize key employees. Each Restricted Stock Unit (“RSU”) is a promise to deliver one share of the Company’s common stock upon vesting, subject to certain terms. The Company has the right to determine the specific grant details for each executive.  Pursuant to the Executive RSU Plan, the RSUs will vest 10% at the end of the first year after the grant; 30% at the end of the second year after the grant; and 60% at the end of the third year after the grant. The vested RSUs will be settled in shares of the Company’s common stock six (6) months after the vesting date.

RSU Plan

The purpose of the RSU Plan is to provide an equity compensation program to attract, retain, and incentivize key employees. Each RSU is a promise to deliver one share of the Company’s common stock upon vesting, subject to certain terms. The Company has the right to determine the specific grant details for each executive.  Pursuant to the RSU Plan, the RSUs will vest 10% at the end of the first year after the grant; 15% at the end of the second year after the grant; 25% at the end of the third year after the grant; 30% at the end of the fourth year after the grant; and 20% at the end of the fifth year after the grant. The vested RSUs will be settled in shares of the Company’s common stock six (6) months after the vesting date

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Option Grants; Restricted Stock Unit Grants

In March and April 2025, we granted RSUs to Ron J. Rich and Jorge L. Torres pursuant to the Executive RSU Plan in connection with their becoming members of the Company’s Board of Directors. Each of Mr. Rich and Mr. Torres received 100,000 RSUs, which vest 10% on the first anniversary of grant; 30% on the second anniversary of grant; and the remaining 60% on the third anniversary of grant. Each RSU represents a contingent right to receive one share of the Company’s common stock.

On October 15, 2025, we granted an additional 100,000 RSUs to Mr. Rich. These additional RSUs vest 10% on the first anniversary of grant; 30% on the second anniversary of grant; and the remaining 60% on the third anniversary of grant.

Compensation of Directors

We have formal agreements for compensating our directors for their services in their capacity as directors, and we have not paid any compensation to our directors.

BENEFICIAL OWNERSHIP OF SECURITIES

The following tables set forth as of the date of this filing, certain information concerning the beneficial ownership of our capital stock, including our common stock:

•	Each stockholder known by us to own beneficially 5% or more of any class of our outstanding stock,
•	Each director,
•	Each named executive officer,
•	All our executive officers and directors as a group, and
•	Each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our outstanding stock.

Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of our outstanding Common Stock following the Share Purchase Agreement between the prior officers and directors of BrooQLy and Aerospace Capital Partners, LLC, on February 25, 2025, by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the stockholders listed below possess sole voting and investment power with respect to their shares.

Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise noted, the address of each person listed below is c/o Aerospace Capital Partners, LLC, 401 Ryland Street, Suite 200-A, Reno, NV 89502.

Name, Title, and Address of beneficial owner (1)	Number of Shares Owned	Percentage Ownership	Series A Preferred Stock (7)	Series B Preferred Stock (8)	Total Voting Power
Aerospace Capital Partners, LLC 401 Ryland Street, Suite 200-A Reno, NV 89502	17,997,000	70.26%	18,564,700	0	203,644,000

Kent B. Wilson (1) Chief Executive Officer, Chairman of the Board	17,997,000	70.25%	18,856,367	1	343,615,566

Jeff Hail (2) Chief Operating Officer, Director	17,997,000	70.25%	18,939,700	1	344,448,896

Ian Kantrowitz (3) Vice President, Director	17,997,000	70.27%	18,564,700	1	340,698,896

Shannon Rigney (4) Vice President, Director	17,997,000	70.25%	18,564,700	1	340,698,896

Ron J. Rich (5)	0	0.00%	0	0	0
Director

Jorge L. Torres (6)	0	0.00%	0	0	0
Director

All Officers and Directors as a Group (6 persons)	17,997,000	70.25%	18,564,700	4	758,530,252	(9)

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(1)

Mr. Wilson is a member of Aerospace Capital Partners, LLC (“ACP”). Mr. Wilson does not own any shares of the Company’s common stock directly. All shares of common stock reflected in the table above are owned by ACP. Additionally, Mr. Wilson owns indirectly (through ACP) 18,856,367 shares of Series A Preferred Stock, and owns directly 291,667 shares of Series A Preferred Stock, for a total of 19,148,034 shares of Series A Preferred Stock. Mr. Wilson owns 40% of ACP. Mr. Wilson disclaims beneficial ownership of the shares of common stock and Series A Preferred Stock held by ACP except to the extent of his pecuniary interest therein.

(2)

Mr. Hail is a member of ACP. Mr. Hail does not own any shares of the Company’s common stock directly. All shares of common stock reflected in the table above are owned by ACP. Additionally, Mr. Hail owns indirectly (through ACP) 18,564,700 shares of Series A Preferred Stock, and owns directly 375,000 shares of Series A Preferred Stock, for a total of 18,939,700 shares of Series A Preferred Stock. Mr. Hail owns 30% of ACP. Mr. Hail disclaims beneficial ownership of the shares of common stock and Series A Preferred Stock held by ACP except to the extent of his pecuniary interest therein.

(3)

Mr. Kantrowitz is a member of ACP. Mr. Kantrowitz does not own any shares of the Company’s common stock directly. All shares of common stock reflected in the table above are owned by ACP. Additionally, Mr. Kantrowitz owns indirectly (through ACP) 18,564,700 shares of Series A Preferred Stock. Mr. Kantrowitz owns 15% of ACP. Mr. Kantrowitz disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(4)

Ms. Rigney is a member of ACP. Ms. Rigney does not own any shares of the Company’s common stock directly. All shares of common stock reflected in the table above are owned by ACP. Additionally, Ms. Rigney owns indirectly (through ACP) 18,564,700 shares of Series A Preferred Stock. Ms. Rigney owns 15% of ACP. Ms. Rigney disclaims beneficial ownership of the shares of common stock and Series A Preferred Stock held by ACP except to the extent of his pecuniary interest therein.

(5)

Mr. Rich received 100,000 Restricted Stock Units (“RSUs”) in connection with his appointment to the Board on March 19, 2025. Ten percent of the RSUs vest on March 19, 2026; another 30% vest on March 19, 2027; and the final 60% vest on March 19, 2028.

(6)

Mr. Torres received 100,000 Restricted Stock Units (“RSUs”) in connection with his appointment to the Board on April 9, 2025. Ten percent of the RSUs vest on April 9, 2026; another 30% vest on April 9, 2027; and the final 60% vest on April 9, 2028.

(7)

The shares of Series A Preferred Stock have voting rights of 10:1, meaning each share of Series A Preferred Stock has ten (10) common stock votes for each one (1) share of Series A Preferred Stock held.

(8)

Each share of Series B Preferred Stock has voting rights equal to two hundred percent (200%) of the total voting power of all holders of the Company’s common and preferred stock then outstanding, but not including the Series B Preferred Stock divided by the number of shares of Series B Preferred Stock issued and outstanding at the time of voting.

(9)	The Total Voting Power column includes the voting power of the shares of Common Stock, and the shares of Series A, Series B, Series C, and Series D Preferred Stock held by such shareholder.
(10)

The voting power of all of the officers and directors as a group includes the voting power of the shares of common stock held by ACP (an entity controlled by all of the directors of the Company); the voting power of the shares of Series A Preferred Stock held by ACP the voting power of shares of Series A Preferred Stock held directly by the directors and officers; and the voting power of the shares of Series B Preferred Stock held by the directors. It excludes the RSUs held by Mr. Rich and Mr. Torres, and does not double count the shares of common stock or Series A Preferred Stock held indirectly (through ACP) by the directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

All related party transactions are discussed and considered by the senior management team before the transactions are executed and are escalated to the Board of Directors for review and approval as appropriate and necessary.

As reported in the Company’s Current Report on Form 8-K filed with the SEC on March 3, 2025, on February 25, 2025, Panagiotis Lazaretos, Helen V. Maridakis, and Nikolaos Ioannou, the three controlling shareholders of the Company, entered into a Share Purchase Agreement (the “SPA”) with ACP. Pursuant to the SPA, the Sellers sold an aggregate of 18,000,000 shares of common stock of the Company to ACP, equal to approximately 70.3% of the Company’s outstanding shares of common stock, as a result of this transaction, ACP became our controlling shareholder.

Kent Wilson, Jeff Hail, Ian Kantrowitz, and Shannon Rigney, who serve as officers and directors of the Company, are the four members and managers of ACP.

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The Company has related party transactions with two of the executive officers, who have contributed paid expenses on behalf of the Company. As of June 30, 2025, and December 31, 2024, the Company had due to related party an amount of $60,523 and $-0-, respectively, to the Company’s CEO, Kent Wilson, and $43,980 and $-0-, respectively, to the Company’s COO, Jeffrey Hail, for expenses paid by these individuals on behalf of the Company.

LEGAL PROCEEDINGS.

From time to time, claims may be made against us in the ordinary course of business, which could result in litigation. Claims and associated litigation are subject to inherent uncertainties and unfavorable outcomes could occur, such as monetary damages, fines, penalties, or injunctions prohibiting us from selling one or more products or engaging in other activities. The occurrence of an unfavorable outcome in any specific period could have a material adverse effect on our results of operations for that period or future periods. However, as of the date of this Proxy Statement, neither the Company nor any of our subsidiaries were a party to, nor are any of our property subject to, any legal proceedings which require disclosure pursuant to this item.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors. As described above under “Management and Board of Directors – Compensation Committee” we currently have no compensation committee. During the last completed fiscal year, Mr. Wilson participated in deliberations of our board of directors concerning executive officer compensation.

Compensation Committee Report

As noted, we do not have a Compensation Committee. The Board of Directors has reviewed and discussed the executive compensation, as disclosed above, with management. Based on this review and those discussions, the Board of Directors recommended that the executive compensation be included in this proxy statement.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board has appointed RBSM LLP (“RBSM”), independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2025.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF MALONE BAILEY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2025.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Set forth below are aggregate fees billed by RBSM for professional services rendered for the years ended December 31, 2024 and 2023.

Audit Fees

Audit fees and related accounting fees amounted to $55,000 for the year ended December 31, 2024, and $40,000 for the year December 31, 2023.

All Other Fees

None

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Board Pre-Approval Policies and Procedures

Our Board’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Board of Directors generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.

We do not expect representatives of RBSM LLP to be present at the Annual Meeting.

PROPOSAL 3

TO AUTHORIZE THE BOARD OF DIRECTORS TO FILE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED TO DATE, TO CHANGE THE NAME OF THE COMPANY TO DYNAMIC AEROSPACE SYSTEMS CORPORATION (“AMENDMENT 1”).

General

On September 17, 2025, our board of directors approved two amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended to date (the “Certificate of Incorporation”).

The first form of amendment, referred to in this Proxy Statement as Amendment 1, which would serve to change the name of the Company from BrooQLy Inc. to Dynamic Aerospace Systems Corporation (the “Name Change”), is discussed below; and to file an Amended and Restated Certificate of Incorporation Amendment to reflect the Name Change.

The second form of amendment, referred to in this Proxy statement as Amendment 2, would serve to effectuate a reverse split of the shares of Common Stock and Class B Common Stock of the Company (the “Reverse Split”); and to file the Amended and Restated Article of Incorporation Amendment to implement the Reverse Split.  The Reverse Split is discussed below under the heading “Reverse Split.”

If Amendment 1 is approved by the shareholders of the Company, the Board intends to file the Amended and Restated Articles to reflect the Name Change (the “Name Change Amendment”).

If Amendment 2 is approved by the shareholders, and if the Board determines that it is in the best interests of the Company and its shareholders to implement the Reverse Split to meet the initial or ongoing requirements of a national stock exchange, the Board will file an Amended and Restated Articles to implement the Reverse Split (the “Reverse Split Amendment”).

Amendment 1 – The Name Change

Name Change

Amendment 1 is the proposal by the Company to change its name from BrooQLy Inc. to Dynamic Aerospace Systems Corporation.

Reasons for the Name Change

As discussed in the Company’s public filings, on February 25, 2025, Panagiotis Lazaretos, Helen V. Maridakis, and Nikolaos Ioannou, the three controlling shareholders of the Company, entered into a Share Purchase Agreement (the “SPA”) with Aerospace Capital Partners, LLC, a Nevada limited liability company (“ACP”). Pursuant to the SPA, the Sellers sold an aggregate of 18,000,000 shares of common stock of the Company to ACP, equal to approximately 70.3% of the Company’s outstanding shares of common stock, as a result of this transaction, ACP became our controlling shareholder.  This transaction is referred to herein as the “Change of Control Transaction.”

In connection with the Change of Control Transaction, the Company adopted the trade name Dynamic Aerospace Systems to reflect the Company’s new strategic focus on autonomous aerospace technologies and to align with the Company’s expanded emphasis on UAV innovation and logistics. This rebranding coincided with significant corporate developments, including the acquisition of assets from Vayu (US) Inc., Impossible Aerospace Corporation, and Global Autonomous Corporation from Alpine 4 Holdings (ALPP) on April 1, 2025. These acquisitions strengthened the Company’s technological capabilities and market position in the UAV sector. Additionally, the appointment of a FedEx logistics expert to the Company’s Board of Directors enhanced the Company’s strategic expertise in logistics and supply chain optimization.

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Since adopting the Dynamic Aerospace Systems trade name in February 2025, we have shifted our focus from the legacy MyTreat Logistics platform to advanced UAV technologies and autonomous logistics. This strategic pivot aligns with our mission to optimize efficiency, reduce risk, and accelerate delivery through innovative aerial solutions. Our operational highlights include:

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Advancing R&D and Product Development: We are investing in research and development to enhance our proprietary UAV designs, including autonomous flight controls and advanced sensor integration, ensuring we remain at the forefront of innovation.

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Expanding Market Reach: Our collaborations with Drop Smart Hubs, Noon, government agencies, NATO allies, and commercial aerospace leaders, have driven early-stage contracts and pilot programs, setting the stage for revenue growth as we scale production.

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Strengthening Leadership: The addition of FedEx and a former Honeywell Aerospace Executives to our Board of Directors, has bolstered our strategic expertise in logistics and supply chain optimization along with engineering excellence, aligning our operations with industry best practices.

The Company’s management believes that the name Dynamic Aerospace Systems Corporation better aligns with the Company’s new strategic focus and business model.

For these reasons, we have proposed to change our name to “Dynamic Aerospace Systems Corporation.”  Under Nevada law, the Name Change requires an amendment to our Articles of Incorporation.

The Company’s common stock is currently quoted on the OTCQB Market under the symbol BRQL.

Effect of the Name Change

The Name Change will only become effective after we file Articles of Amendment with the Secretary of State of the State of Nevada. Together with the Name Change, we intend to change the trading symbol under which the shares of our Common Stock are traded in the OTC Markets. We will file Articles of Amendment with the Secretary of State of the State of Nevada at or immediately prior to FINRA’s announcement of our new name and trading symbol. The Name Change will become effective thereafter upon announcement by FINRA of the effective date. We will provide definitive information on the effective date and time of the Name Change in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission prior to the effective date of the Name Change.

Effect on Stockholders

The Name Change will not affect in any way the validity or transferability of stock certificates outstanding at the time of the Name Change, our capital structure, or the trading of our common stock on OTCQB Market. Following implementation of the Amendment, shareholders may continue to hold their existing certificates or receive new certificates reflecting the Name Change by delivering their existing certificates to the Company’s transfer agent. Shareholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the effectiveness of the Name Change.

Assuming the Company receives shareholder approval of the Amendment 1, we must first notify FINRA of the intended Name Change  by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such Actions. In connection with the Name Change, we will request a new trading symbol, but such request may not be processed for up to sixty (60) days after FINRA has announced such Name Change to the market.

Potential Change of Trading Symbol

The Company’s Common Stock is currently traded on the OTCQB Market under the trading symbol “BRQL.” If the Name Change is approved  by the Company’s shareholders, the Company’s management may decide to seek to amend the trading symbol of the Company from “BRQL” to another symbol closer to the new name of the Company.

As noted in the Company’s previous filings, and in connection with its longer-term strategic goals, the Company has reserved the ticker symbol “DAS,” representing “Dynamic Aerospace Systems,” in preparation for a future uplisting on the New York Stock Exchange (“NYSE”). While there is no guarantee of an uplisting occurring, the reservation of the DAS ticker symbol with the NYSE reflects the Company’s vision and intent to continue building toward the necessary qualifications to support such a move in the future.

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The Company’s management may seek to change the symbol on the OTCQB markets following the Name Change, or may decide to wait until the planned listing on the NYSE to change the symbol. If management determines to change the symbol on the OTCQB, such change will be subject to and will only take effect after the approval of FINRA.

No Appraisal or Dissenters Rights

There is no provision in the Nevada Revised Statutes or in our Articles of Incorporation or By-laws, providing our stockholders with dissenters’ rights of appraisal to demand payment in cash for their shares of common stock in connection with the implementation of any of the actions described in this Proxy Statement.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO THE ARTICLES OF INCORPORATION, AS AMENDED TO DATE, TO CHANGE THE NAME OF THE COMPANY TO DYNAMIC AEROSPACE SYSTEMS CORPORATION (“AMENDMENT 1”).

PROPOSAL 4

TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AND CLASS B COMMON STOCK (“AMENDMENT 2”).

Amendment 2 is an amendment (the “Reverse Split Amendment”) to the Company’s Amended and Restated Articles of Incorporation, as amended to date (the “Articles of Incorporation”), to effectuate a reverse split of the shares of Common Stock and Class B Common Stock of the Company at a ratio of not less than 1-for-1.5 and not greater than 1-for-20, such ratio to be determined by the Company’s Board of Directors (the “Reverse Split”) at any time before filing the amendment with the State of Nevada (the “Reverse Split Amended Articles”); and to file the Amended Articles to reflect the Reverse Split.

As noted above, the Company’s management intends to file Articles of Amendment to effectuate the Name Change, irrespective of management’s decision to implement the Reverse Split. If the shareholders approve the Reverse Split and if management decides to implement the Reverse Split, management will file the Reverse Split Amended Articles separate and apart from the Name Change Amendment.

Effecting the Reverse Split requires that ARTICLE III of our Articles of Incorporation be amended to include a reference to the Reverse Split. The additional text added to ARTICLE III is included in the Reverse Split Amendment, which is attached as Appendix B to this Proxy Statement. If Amendment 2 is approved and if the Board determines that Amendment 2 is in the best interests of the Company and its shareholders, the Board will file the Reverse Split Amendment with the Nevada Secretary of State, and the Board anticipates that the Reverse Split Amendment, as well as the Reverse Split, will be effective upon its filing.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock and Class B Common Stock. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock and Class B Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock and Class B Common Stock would not be affected by the Reverse Split. The table below sets forth the number of shares of our Common Stock and Class B Common Stock outstanding before and after the Reverse Split based on the shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a one-for-1.5 Reverse Split	Assuming a one-for-five Reverse Split	Assuming a one-for-ten Reverse Split	Assuming a one-for-twenty Reverse Split
Aggregate Number of Shares of Common Stock	25,615,000	17,076,667	5,123,000	2,561,500	1,280,750
Aggregate Number of Shares of Class B Common Stock	15,374,654	10,249,770	3,074,931	1,537,465	768,733

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In the event that the reverse split is effectuated, the Reverse Split Amendment will not change the authorized number or the par value of our Common Stock or our Class B Common Stock. The Amendment will have no effect on our issued or authorized Preferred Stock. The Reverse Split will result in additional authorized but unissued shares of our Common Stock and Class B Common Stock which will become available to be issued by the Board in its business judgment for all corporate purposes. In this respect, the remaining authorized shares of our Common Stock and Class B Common Stock, and our shares of Preferred Stock may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares that result from the Reverse Split for any purposes.

Reasons for the Reverse Split

The reasons for up listing to a National Exchange and a Reverse Split are various and wide.  However, our Board of Directors believes that none of these reasons is more important than the ability to enhance our business model and to grow shareholder value. There are numerous businesses in the United States that could fit into our business model; however, our Board has found that it is difficult to effectuate merger and acquisition transactions while listed on the OTCQB.  It is our Board’s belief that the Company will grow into a larger and more diverse company with a corresponding growth in revenues if we have the focused attention and access to capital that is more available to companies trading on a national exchange.

There can be no assurances that our revenue base will increase, or that we will cause an application to be filed to list our Common Stock for trading on any national exchange, or if we do so, that our application will be accepted, despite the Reverse Split. However, our Board believes that history shows that the likelihood of success is high. The market price of our Common Stock is also based on factors which may be unrelated to the number of shares outstanding. These factors include performance, general economic and market conditions and other factors, many of which are beyond our control.

Our Board also has confidence that the Reverse Split and any resulting increase in the per share price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock. The anticipated Reverse Split is not expected to be in connection with a going private transaction.

We cannot assure you that the Board will ultimately determine to effect the Reverse Split or if effected, that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that the market price of our Common Stock will not decrease to its pre-split level, or that our market capitalization will be equal to the market capitalization before the Reverse Split.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by a factor of between 1.5 and 20, depending on the ultimate ratio selected by our Board of Directors. We cannot assure you, however, that the Reverse Split will accomplish the market price objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by permanent increase in the market price of our Common Stock. The price of our Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization could be reduced.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. This has a disadvantage inasmuch as the transaction costs to stockholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

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Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

If Amendment 2 is approved, and if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Reverse Split Amendment will be filed with the Secretary of State of the State of Nevada. The actual timing of the filing of the Reverse Split Amendment with the Secretary of State of the State of Nevada to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Reverse Split Amendment, without further action by our stockholders. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Nevada or at such time and date as specified in the Reverse Split Amendment (the “Effective Time”).

Upon the filing of the Reverse Split Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock and Class B Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock and Class B Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 300 shares of our Common Stock, you would hold 150 shares of our Common Stock following the Reverse Split if the ratio is one-for-two.

Application for FINRA Approval

In order to implement the Reverse Split, the Company will make an application with FINRA to process the Corporate Action.

New Common Stock certificates will not be issued on or after the date that FINRA processes the Reverse Split (the “Effective Date”) but may be issued subsequently with respect to any certificates returned to the transfer agent upon a sale, exchange, or for any other purpose following the implementation of the Reverse Split. No fractional shares will be issued in connection with the Reverse Split. Any fractional share will be rounded up to the next whole share in such a manner that every stockholder shall own at least 1 share as a result of the Reverse Split.

The Company’s Common Stock is currently quoted the OTCQB under the symbol “BRQL.” On the Effective Date of the Reverse Split, FINRA will change our symbol from “BRQL” to “BRQLD” for a period of twenty (20) business days to indicate to the brokerage and investment community that the Reverse Split has occurred, following which our symbol will be “BRQL” once again.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our Common Stock and out Class B Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock and Class B Common Stock owned by each stockholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration and Stock Trading

Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Neither the registration of our Common Stock pursuant to the Exchange Act nor our reporting obligations will be affected by the Reverse Split.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock and Class B Common Stock they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

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As of the Record Date, we had 71 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending ClearTrust, LLC, as the exchange agent, the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If the Reverse Split is implemented, the Reverse Split would have no effect on the amount of the Company’s authorized stock, which would remain:

325,000,000 shares of Common Stock, par value $0.0001 per share; 50,000,000 shares of Class B Common Stock, par value $0.0001 per share; and  225,000,000 shares of Preferred Stock, par value $0.0001 per share.

In accordance with our Articles of Incorporation, as amended to date, and Nevada law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

The purpose of not reducing our authorized Common Stock and Class B Common Stock in connection with the Reverse Split is to facilitate our ability to raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of our Company. The shares of Common Stock and Class B Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split would give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no current plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock and Class B Common Stock on our balance sheet will be lowered and additional paid in capital will be increased by the effect of the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock and Class B Common Stock outstanding.

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Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split. All shareholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Split.

No gain or loss should be recognized by a shareholder upon the exchange of pre-Reverse Split shares for post-Reverse Split shares. The aggregate tax basis of the post-Reverse Split shares will be the same as the aggregate tax basis of the pre-Reverse Split shares exchanged in the Reverse Split. A shareholder’s holding period in the post-Reverse Split shares will include the period during which the shareholder held the pre-Reverse Split shares exchanged in the Reverse Split.

The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the Reverse Split.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO THE ARTICLES OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AND CLASS B COMMON STOCK (“AMENDMENT 2”).

PROPOSAL 5

APPROVAL OF THE DYNAMIC AEROSPACE SYSTEMS RESTRICTED STOCK UNIT EXECUTIVE PLAN.

On April 12, 2025, the Board of Directors of the Company adopted the Dynamic Aerospace Systems Corporation Restricted Stock Unit (RSU) Executive Plan (the “Executive RSU Plan”).

If approved, the Executive RSU Plan will enable the Company to provide stock-based incentives that align the interests of the Company’s executives with those of the stockholders of the Company; promote the success of the Company’s business; and to attract and retain the types of executives who will contribute to the Company’s long range success.

The Company believes that equity-based compensation is a critical part of its compensation program. Stockholder approval of the Executive RSU Plan would allow us to continue to attract and retain talented employees, consultants and directors with equity incentives.

Executive RSU Plan

The purpose of the Executive RSU Plan is to provide an equity compensation program to attract, retain, and incentivize key employees. Each Restricted Stock Unit (“RSU”) is a promise to deliver one share of the Company’s common stock upon vesting, subject to certain terms. The Company has the right to determine the specific grant details for each executive.  Pursuant to the Executive RSU Plan, the RSUs will vest 10% at the end of the first year after the grant; 30% at the end of the second year after the grant; and 60% at the end of the third year after the grant.  The vested RSUs will be settled in shares of the Company’s common stock six (6) months after the vesting date.

Material Terms of the Plan

The following summary of the material terms of the Executive RSU Plan is qualified in its entirety by the full text of the Executive RSU Plan, a copy of which is attached to this Proxy Statement as Appendix C and incorporated by reference to this proposal. We encourage stockholders to read the Executive RSU Plan in its entirety. You also may obtain a copy of the Executive RSU Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, at 3753 Plaza Dr., Ann Arbor, MI 48108.

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Executive RSU Plan Administration

The Executive RSU Plan will be administered by a committee of one or more members of the Board appointed by the Board to administer the Plan (the “Committee”). The Committee will have the authority to, among other things, interpret the Executive RSU Plan, determine who will be granted awards under the Executive RSU Plan, determine the terms and conditions of and number of shares subject to each award, promulgate, amend, and rescind rules relating to the administration of the Executive RSU Plan and take action as it determines to be necessary or advisable for the administration of the Executive RSU Plan.

Awards That May Be Granted

Restricted Stock Units

An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Committee. An RSU granted under the plan shall be evidenced by an award agreement that will set forth the vesting conditions and additional terms and conditions of the RSU. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because No shares are outstanding, the participant does not have any rights as a stockholder.   In the discretion of the Committee, each RSU may be credited with an amount equal to the cash and stock dividends (“dividend equivalents”) paid with respect to one share of common stock.  Any dividend equivalents will be deemed re-invested in additional RSUs based on the fair market value of a share of common stock on the applicable dividend payment date, and rounded down to the nearest whole share. Upon expiration of the restricted period, the Company, it its sole discretion, shall deliver to the participant (a) one share of common stock for each outstanding vested RSU and cash equal to any dividend equivalents credited with respect to such vested RSU, (b) an amount of cash equal to the fair market value of the common stock that would have been payable pursuant to (a), or (c) any combination of shares of common stock and cash.

The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Vesting

The Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

Required Vote

Approval of this Proposal 5 requires the affirmative vote of a majority of the company’s shares represented at the Annual Meeting in person or by proxy and entitled to vote on the matter. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal. The Board believes that the proposed adoption of the Executive RSU Plan is in the best interests of the Company and its stockholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE EXECUTIVE RSU PLAN.

PROPOSAL 6

APPROVAL OF THE DYNAMIC AEROSPACE SYSTEMS RESTRICTED STOCK UNIT PLAN.

On April 12, 2025, the Board of Directors of the Company also adopted the Dynamic Aerospace Systems Corporation Restricted Stock Unit (RSU) Plan (the “RSU Plan”).

If approved, the RSU Plan will enable the Company to provide stock-based incentives that align the interests of the Company’s executives with those of the stockholders of the Company; promote the success of the Company’s business; and to attract and retain the types of executives who will contribute to the Company’s long range success.

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The Company believes that equity-based compensation is a critical part of its compensation program. Stockholder approval of the RSU Plan would allow us to continue to attract and retain talented employees, consultants and directors with equity incentives.

RSU Plan

The purpose of the RSU Plan is to provide an equity compensation program to attract, retain, and incentivize key employees. Each RSU is a promise to deliver one share of the Company’s common stock upon vesting, subject to certain terms. The Company has the right to determine the specific grant details for each executive.  Pursuant to the RSU Plan, the RSUs will vest 10% at the end of the first year after the grant; 15% at the end of the second year after the grant; 25% at the end of the third year after the grant; 30% at the end of the fourth year after the grant; and 20% at the end of the fifth year after the grant.  The vested RSUs will be settled in shares of the Company’s common stock six (6) months after the vesting date

Material Terms of the Plan

The following summary of the material terms of the Executive RSU Plan is qualified in its entirety by the full text of the RSU Plan, a copy of which is attached to this Proxy Statement as Appendix D and incorporated by reference to this proposal. We encourage stockholders to read the RSU Plan in its entirety. You also may obtain a copy of the RSU Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, at 3753 Plaza Dr., Ann Arbor, MI 48108.

Executive RSU Plan Administration

The RSU Plan will be administered by a committee of one or more members of the Board appointed by the Board to administer the Plan (the “Committee”). The Committee will have the authority to, among other things, interpret the RSU Plan, determine who will be granted awards under the RSU Plan, determine the terms and conditions of and number of shares subject to each award, promulgate, amend, and rescind rules relating to the administration of the RSU Plan and take action as it determines to be necessary or advisable for the administration of the RSU Plan.

Awards That May Be Granted

Restricted Stock Units

An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Committee. An RSU granted under the plan shall be evidenced by an award agreement that will set forth the vesting conditions and additional terms and conditions of the RSU. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because No shares are outstanding, the participant does not have any rights as a stockholder.   In the discretion of the Committee, each RSU may be credited with an amount equal to the cash and stock dividends (“dividend equivalents”) paid with respect to one share of common stock.  Any dividend equivalents will be deemed re-invested in additional RSUs based on the fair market value of a share of common stock on the applicable dividend payment date, and rounded down to the nearest whole share.  Upon expiration of the restricted period, the Company, it its sole discretion, shall deliver to the participant (a) one share of common stock for each outstanding vested RSU and cash equal to any dividend equivalents credited with respect to such vested RSU, (b) an amount of cash equal to the fair market value of the common stock that would have been payable pursuant to (a), or (c) any combination of shares of common stock and cash.

The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Vesting

The Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

Required Vote

Approval of this Proposal 6 requires the affirmative vote of a majority of the company’s shares represented at the Annual Meeting in person or by proxy and entitled to vote on the matter. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal. The Board believes that the proposed adoption of the RSU Plan is in the best interests of the Company and its stockholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE RSU PLAN.

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ANNUAL REPORT

The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2024, accompanies this Proxy Statement or is available via the Internet at www.sec.gov.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024. REQUESTS SHOULD BE MAILED TO THE COMPANY AT 3753 PLAZA DR., ANN ARBOR, MI 48108, ATTN: CORPORATE SECRETARY.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,

BROOQLY INC. (D/B/A DYNAMIC AEROSPACE SYSTEMS CORPORATION)

/s/ Kent B. Wilson
Chief Executive Officer

Phoenix, Arizona

October 27, 2025

28

APPENDIX A

NAME CHANGE AMENDMENT

Certificate of Amendment Adopting

Amended and Restated Articles of Incorporation

of

BrooQLy Inc.

BrooQLy Inc., a corporation duly organized and existing under the laws of the State of Nevada (“Corporation”), hereby amends and restates its Articles of Incorporation in accordance with the provisions of Section 78.403 of the Nevada Revised Statutes, as follows:

FIRST: The current name of the Corporation is BrooQLy Inc. The Corporation’s original articles of incorporation were filed with the State of Nevada on February 19, 2021. A Certificate of Correction was filed on April 19, 2021, to correct the number of shares of common stock authorized to be issued. A Certificate of Amendment to Articles of Incorporation was filed on May 12, 2021.

SECOND: The Amended and Restated Articles of Incorporation shall read as attached.

THIRD: The Amended and Restated Articles of Incorporation were duly adopted by a vote of the majority of the shareholders of the corporation at the annual shareholder meeting on December 11, 2025.

FOURTH: The Corporation has the following classes of authorized capital stock: 325,000,000 shares of Common Stock, par value $0.0001 per share, of which 25,615,000 shares were issued and outstanding; 50,000,000 shares of Class B Common Stock, of which 15,374,654 were issued and outstanding; and 225,000,000 shares of Preferred Stock consisting of Series A Preferred Stock: 25,000,000 designated, of which 24,805,000 shares are issued and outstanding; Series B Preferred Stock: 100 shares designated, of which 4 shares are issued and outstanding; Series C Preferred Stock: 329,289 shares designated, of which 329,289 shares are issued and outstanding; and Series D Preferred Stock: 115,502 shares designated, of which 115,502 shares are issued and outstanding. The Series A Preferred Stock have 10:1 voting rights; the Series B Preferred Stock collectively have voting rights equal to 200% of the total voting power of all other classes or series of voting stock; and the Series C and Series D Preferred stock have 1:1 voting rights.

The number of votes entitled to be cast therefore was 25,615,000 shares of Common Stock, of which _____________ shares of common stock were cast in favor of the Amended and Restated Articles, and __________ votes were cast against; 15,374,654 shares of Class B Common Stock, of which _____________ shares of common stock were cast in favor of the Amended and Restated Articles, and __________ votes were cast against; 24,805,000 shares of Series A Preferred Stock (1:10 voting rights), of which _____________ votes were cast in favor of the Amended and Restated Articles, and __________ votes were cast against; 4 shares of Series B Preferred Stock (200% voting rights), by which _____________ votes were cast in favor of the Amended and Restated Articles, and __________ votes were cast against; 329,289 shares of Series C Preferred Stock  (1:1 voting rights), of which _____________ votes were cast in favor of the Amended and Restated Articles, and __________ votes were cast against; and 115,502 shares of Series D Preferred Stock (1:1 voting rights), of which _____________ votes were cast in favor of the Amended and Restated Articles, and __________ votes were cast against.

Dated this ____ day of December, 2025.

BrooQLy Inc.

By:
Kent Wilson, Chief Executive Officer

29

Amended and Restated

Articles of Incorporation

of

BrooQLy Inc

ARTICLE I

CORPORATE NAME

The name of this corporation is: Dynamic Aerospace Systems Corporation.

ARTICLE II

CORPORATE PURPOSE

The Corporation is organized to:

2.1 Undertake and engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.

ARTICLE III

CAPITALIZATION

3.1 Authorized Capital Stock. The total number of shares which the Corporation shall have the authority to issue is Six Hundred Million (600,000,000) shares of capital stock, such total number of shares consisting of Three Hundred Twenty-five Million (325,000,000) shares of Common Stock, $0.0001 par value per share (the “Common Stock”); Fifty Million (50,000,000) shares of Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock”); and Two Hundred Twenty-five Million (225,000,000) shares of Preferred Stock, $0.0001 par value share (the “Preferred Stock”). All of the shares of the Corporation’s capital stock shall be non-assessable.

3.2 Common Stock. A statement of the designations of the Common Stock and the Class B Common Stock and the powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof is as follows:

(a) Voting Rights.

(i)

The holders of shares of Common Stock shall vote on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation. The holders of shares of Class B Common Stock shall have no voting rights.

(ii)

Each holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii)	The holders of shares of Class B Common Stock shall have no voting rights and shall not be entitled to any votes for each share of Class B Common Stock held by such holder.

(b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Common Stock shall receive Common Stock or rights to acquire Common Stock, as the case may be. There shall be no dividends for the Class B Common Stock.

(c) Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Stock and the Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock and the Class B Common Stock.

30

(d) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of either the Common Stock or the Class B Common Stock, the outstanding shares of the other class will be subdivided or combined in the same manner.

(e) Conversion.

(i)	The Common Stock is not convertible into any other shares of the Company’s capital stock.

(ii)

The shares of Class B Common Stock each shall be convertible into one (1) fully paid and non-assessable share of Common Stock at the option of the holder thereof, upon written notice to the transfer agent of the Corporation, subject to the following limitations:

a.

Up to 20% of the total shares of Class B Common Stock held by such Class B Stockholder may convert into shares of Common Stock beginning twelve months following the acquisition of such shares (the “Acquisition Date”) of Class B Common Stock by the Class B Stockholder, whether from the Company or from another Class B Stockholder.

b.

At the end of each twelve-month period following the Acquisition Date, up to an additional 20% of the total shares of Class B Common Stock held by such Class B Stockholder may convert into shares of Common Stock, such that at the end of five (5) years following the Acquisition Date, up to 100% of the shares of Class B Common Stock held by such Class B Stockholder may be converted into shares of Common Stock.

c.

(f) Restrictions on Transfer.

a.	The shares of Common Stock shall be freely transferrable, subject to all applicable state, federal, and other securities laws.
b.	The shares of Class B Common Stock may only be transferred by any Class B Stockholder upon approval of the Company, which the Company may grant or withhold in its sole discretion.
c.

In connection with any Company-approved transfer of shares of Class B Common Stock, the Class B Stockholder shall provide to the Company information relating to the new Class B Stockholder, including the name, address, and other information about the new Class B Stockholder necessary for the Company to update its shareholder records for the Class B Common Stock. No transfer of shares of Class B Common Stock shall be effective until the Company has received all such required information.

d.	Any transfer of shares of Class B Common Stock not approved in advance by the Company and made pursuant to the conditions set forth in this subsection shall be null and void and of no effect.

(g) Redemption Rights of Class B Common Stock. The Company shall have the right, but not the obligation, to redeem unconverted shares of Class B Common Stock pursuant to the following terms and conditions:

a.	During the first year following the issuance of shares of Class B Common Stock by the Company, by paying 100% of the redemption value, which shall be $0.95 per share (the “Redemption Value”).
b.	During the second year following the issuance of shares of Class B Common Stock by the Company, by paying 110% of the Redemption Value.
c.	During the third year following the issuance of shares of Class B Common Stock by the Company, by paying 120% of the Redemption Value.
d.	During the fourth year following the issuance of shares of Class B Common Stock by the Company, by paying 130% of the Redemption Value.
e.	At any time following the beginning of the fifth year following the issuance of shares of Class B Common Stock by the Company, by paying 140% of the Redemption Value.

(h) Reissuance of Class B Common Stock. Once converted into or exchanged for shares of Common Stock, such shares of Class B Common Stock shall be authorized but unissued shares of Class B Common Stock which may be reissued.

(i) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Common Stock.

31

3.2 Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

3.3 Common Stock and Class B Common Stock. Except as otherwise required by law or as provided in these Articles of Incorporation or as otherwise provided with respect to the relative rights of shares of Preferred Stock in any Director's Resolution, all shares of Common Stock and Class B Common Stock shall be identical and the holders of shares of Common Stock shall possess voting power and each share of Common Stock shall have one (1) vote.

3.4 Relative Ranking of Common Stock and Class B Common Stock. The Common Stock and Class B Common Stock shall be junior to the Preferred Stock and shall be subject to all of the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein set forth and as may be stated in any Director's Resolution.

ARTICLE 4

REGISTERED OFFICE AND AGENT

The street address of the registered office of the Corporation is 401 Ryland Street, Suite 200-A, Reno Nevada 89502. The name of the Corporation's initial registered agent at that office is Registered Agents Inc., Upon completion of filing of these Amended and Restated Articles of Incorporation with the Nevada Secretary of State, the Secretary of State may send a copy of these Amended and Restated Articles to the registered agent at the above address of the Corporation's registered office.

ARTICLE 5

INDEMNIFICATION OF OFFICERS AND

DIRECTORS

To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, and within the meaning of and in accordance with NRS 78.7502:

5.1 No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, except as provided in this ARTICLE 5.

5.2 The limitation of liability contemplated in this ARTICLE 5 shall not extend to (a) the amount of a financial benefit received by a director to which he is not entitled, (b) an intentional infliction of harm on the Corporation or its shareholders, (c) a violation of NRS 78.300, or (d) an intentional violation of criminal law.

5.3 Any repeal or modification of this ARTICLE 5 by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

5.4 Without limitation, this ARTICLE 5 shall be applied and interpreted, and shall be deemed to incorporate, any provision of the Nevada Revised Statutes, as the same exists or may hereafter be amended, as well as any applicable interpretation of Nevada law, so that personal liability of directors and officers of the Corporation to the Corporation or its shareholders, or to any third person, shall be eliminated or limited to the fullest extent as from time to time permitted by Nevada law.

ARTICLE 6

AMENDED AND RESTATED ARTICLES

These Amended and Restated Articles of Incorporation supersede the Corporation’s Articles of Incorporation and all amendments thereto.

DATED the ______ day of December, 2025.

By:
Kent B. Wilson Chief Executive Officer and Chairman

32

APPENDIX B

REVERSE STOCK SPLIT AMENDMENT

Certificate of Amendment Adopting

Amended and Restated Articles of Incorporation

of

Dynamic Aerospace Systems Corporation

Dynamic Aerospace Systems Corporation, a corporation duly organized and existing under the laws of the State of Nevada (“Corporation”), hereby amends and restates its Articles of Incorporation in accordance with the provisions of Section 78.403 of the Nevada Revised Statutes, as follows:

FIRST: The current name of the Corporation is Dynamic Aerospace Systems Corporation. The Corporation’s original articles of incorporation were filed with the State of Nevada on February 19, 2021. A Certificate of Correction was filed on April 19, 2021, to correct the number of shares of common stock authorized to be issued. A Certificate of Amendment to Articles of Incorporation was filed on May 12, 2021. A subsequent Certificate of Amendment to the Articles of Incorporation was filed on December ___, 2025.

SECOND: The Amended and Restated Articles of Incorporation shall read as attached.

THIRD: The Amended and Restated Articles of Incorporation were duly adopted by a vote of the majority of the shareholders of the corporation at the annual shareholder meeting on December 11, 2025.

FOURTH: The Corporation has the following classes of authorized capital stock: 325,000,000 shares of Common Stock, par value $0.0001 per share, of which 25,615,000 shares were issued and outstanding; 50,000,000 shares of Class B Common Stock, of which 15,374,654 were issued and outstanding; and 225,000,000 shares of Preferred Stock consisting of Series A Preferred Stock: 25,000,000 designated, of which 24,805,000 shares are issued and outstanding; Series B Preferred Stock: 100 shares designated, of which 4 shares are issued and outstanding; Series C Preferred Stock: 329,289 shares designated, of which 329,289 shares are issued and outstanding; and Series D Preferred Stock: 115,502 shares designated, of which 115,502 shares are issued and outstanding. The Series A Preferred Stock have 10:1 voting rights; the Series B Preferred Stock collectively have voting rights equal to 200% of the total voting power of all other classes or series of voting stock; and the Series C and Series D Preferred stock have 1:1 voting rights.

The number of votes entitled to be cast therefore was 25,615,000 shares of Common Stock, of which _____________ shares of common stock were cast in favor of the Amended and Restated Articles, and __________ votes were cast against; 15,374,654 shares of Class B Common Stock, of which _____________ shares of common stock were cast in favor of the Amended and Restated Articles, and __________ votes were cast against; 24,805,000 shares of Series A Preferred Stock (1:10 voting rights), of which _____________ votes were cast in favor of the Amended and Restated Articles, and __________ votes were cast against; 4 shares of Series B Preferred Stock (200% voting rights), by which _____________ votes were cast in favor of the Amended and Restated Articles, and __________ votes were cast against; 329,289 shares of Series C Preferred Stock (1:1 voting rights), of which _____________ votes were cast in favor of the Amended and Restated Articles, and __________ votes were cast against; and 115,502 shares of Series D Preferred Stock (1:1 voting rights), of which _____________ votes were cast in favor of the Amended and Restated Articles, and __________ votes were cast against.

Dated this ____ day of December, 2025.

Dynamic Aerospace Systems Corporation

By:
Kent Wilson, Chief Executive Officer

33

Amended and Restated

Articles of Incorporation

of

Dynamic Aerospace Systems Corporation

ARTICLE I

CORPORATE NAME

The name of this corporation is: Dynamic Aerospace Systems Corporation.

ARTICLE II

CORPORATE PURPOSE

The Corporation is organized to:

2.2 Undertake and engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.

ARTICLE III

CAPITALIZATION

3.1 Authorized Capital Stock. The total number of shares which the Corporation shall have the authority to issue is Six Hundred Million (600,000,000) shares of capital stock, such total number of shares consisting of Three Hundred Twenty-five Million (325,000,000) shares of Common Stock, $0.0001 par value per share (the “Common Stock”); Fifty Million (50,000,000) shares of Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock”); and Two Hundred Twenty-five Million (225,000,000) shares of Preferred Stock, $0.0001 par value share (the “Preferred Stock”). All of the shares of the Corporation’s capital stock shall be non-assessable.

3.2 Common Stock. A statement of the designations of the Common Stock and the Class B Common Stock and the powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof is as follows:

(f) Voting Rights.

(iv)

The holders of shares of Common Stock shall vote on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation. The holders of shares of Class B Common Stock shall have no voting rights.

(v)

Each holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(vi)	The holders of shares of Class B Common Stock shall have no voting rights and shall not be entitled to any votes for each share of Class B Common Stock held by such holder.

(g) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Common Stock shall receive Common Stock or rights to acquire Common Stock, as the case may be. There shall be no dividends for the Class B Common Stock.

(h) Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Stock and the Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock and the Class B Common Stock.

34

(i) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of either the Common Stock or the Class B Common Stock, the outstanding shares of the other class will be subdivided or combined in the same manner.

(j) Conversion.

(iii)	The Common Stock is not convertible into any other shares of the Company’s capital stock.

(iv)

The shares of Class B Common Stock each shall be convertible into one (1) fully paid and non-assessable share of Common Stock at the option of the holder thereof, upon written notice to the transfer agent of the Corporation, subject to the following limitations:

a.

Up to 20% of the total shares of Class B Common Stock held by such Class B Stockholder may convert into shares of Common Stock beginning twelve months following the acquisition of such shares (the “Acquisition Date”) of Class B Common Stock by the Class B Stockholder, whether from the Company or from another Class B Stockholder.

b.

At the end of each twelve-month period following the Acquisition Date, up to an additional 20% of the total shares of Class B Common Stock held by such Class B Stockholder may convert into shares of Common Stock, such that at the end of five (5) years following the Acquisition Date, up to 100% of the shares of Class B Common Stock held by such Class B Stockholder may be converted into shares of Common Stock.

c.

(j) Restrictions on Transfer.

a.	The shares of Common Stock shall be freely transferrable, subject to all applicable state, federal, and other securities laws.
b.	The shares of Class B Common Stock may only be transferred by any Class B Stockholder upon approval of the Company, which the Company may grant or withhold in its sole discretion.
c.

In connection with any Company-approved transfer of shares of Class B Common Stock, the Class B Stockholder shall provide to the Company information relating to the new Class B Stockholder, including the name, address, and other information about the new Class B Stockholder necessary for the Company to update its shareholder records for the Class B Common Stock. No transfer of shares of Class B Common Stock shall be effective until the Company has received all such required information.

d.	Any transfer of shares of Class B Common Stock not approved in advance by the Company and made pursuant to the conditions set forth in this subsection shall be null and void and of no effect.

(k) Redemption Rights of Class B Common Stock. The Company shall have the right, but not the obligation, to redeem unconverted shares of Class B Common Stock pursuant to the following terms and conditions:

a.	During the first year following the issuance of shares of Class B Common Stock by the Company, by paying 100% of the redemption value, which shall be $0.95 per share (the “Redemption Value”).
b.	During the second year following the issuance of shares of Class B Common Stock by the Company, by paying 110% of the Redemption Value.
c.	During the third year following the issuance of shares of Class B Common Stock by the Company, by paying 120% of the Redemption Value.
d.	During the fourth year following the issuance of shares of Class B Common Stock by the Company, by paying 130% of the Redemption Value.
e.	At any time following the beginning of the fifth year following the issuance of shares of Class B Common Stock by the Company, by paying 140% of the Redemption Value.

(l) Reissuance of Class B Common Stock. Once converted into or exchanged for shares of Common Stock, such shares of Class B Common Stock shall be authorized but unissued shares of Class B Common Stock which may be reissued.

(m) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Common Stock.

35

3.2 Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

3.3 Common Stock and Class B Common Stock. Except as otherwise required by law or as provided in these Articles of Incorporation or as otherwise provided with respect to the relative rights of shares of Preferred Stock in any Director's Resolution, all shares of Common Stock and Class B Common Stock shall be identical and the holders of shares of Common Stock shall possess voting power and each share of Common Stock shall have one (1) vote.

3.4 Relative Ranking of Common Stock and Class B Common Stock. The Common Stock and Class B Common Stock shall be junior to the Preferred Stock and shall be subject to all of the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein set forth and as may be stated in any Director's Resolution.

3.5 Reverse Stock Split. Effective immediately upon the filing of this Certificate of Amendment of Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada (the “Effective Time”), each [         ] ([         ]) shares of Common Stock then issued and outstanding, or held in the treasury of this corporation, immediately prior to the Effective Time, shall automatically be reclassified and converted into one (1) share of Common Stock, without any further action by this corporation or the respective holders of such shares; and each [         ]([         ]) shares of Class B Common Stock then issued and outstanding, or held in the treasury of this corporation, immediately prior to the Effective Time, shall automatically be reclassified and converted into one (1) share of Class B Common Stock, without any further action by this corporation or the respective holders of such shares (collectively, the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. A holder of Common Stock or Class B Common Stock who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of Common Stock or Class B Common Stock, as applicable, in lieu of such fractional share.

ARTICLE 4

REGISTERED OFFICE AND AGENT

The street address of the registered office of the Corporation is 401 Ryland Street, Suite 200-A, Reno Nevada 89502. The name of the Corporation's initial registered agent at that office is Registered Agents Inc., Upon completion of filing of these Amended and Restated Articles of Incorporation with the Nevada Secretary of State, the Secretary of State may send a copy of these Amended and Restated Articles to the registered agent at the above address of the Corporation's registered office.

ARTICLE 5

INDEMNIFICATION OF OFFICERS AND

DIRECTORS

To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, and within the meaning of and in accordance with NRS 78.7502:

5.1 No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, except as provided in this ARTICLE 5.

5.2 The limitation of liability contemplated in this ARTICLE 5 shall not extend to (a) the amount of a financial benefit received by a director to which he is not entitled, (b) an intentional infliction of harm on the Corporation or its shareholders, (c) a violation of NRS 78.300, or (d) an intentional violation of criminal law.

5.3 Any repeal or modification of this ARTICLE 5 by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

5.4 Without limitation, this ARTICLE 5 shall be applied and interpreted, and shall be deemed to incorporate, any provision of the Nevada Revised Statutes, as the same exists or may hereafter be amended, as well as any applicable interpretation of Nevada law, so that personal liability of directors and officers of the Corporation to the Corporation or its shareholders, or to any third person, shall be eliminated or limited to the fullest extent as from time to time permitted by Nevada law.

36

ARTICLE 6

AMENDED AND RESTATED ARTICLES

These Amended and Restated Articles of Incorporation supersede the Corporation’s Articles of Incorporation and all amendments thereto.

DATED the ______ day of ________, 2025.

By:
Kent B. Wilson Chief Executive Officer and Chairman

37

APPENDIX C

EXECUTIVE RSU PLAN

38

APPENDIX D

RSU PLAN

39

BROOQLY INC.

D/B/A DYNAMIC AEROSPACE SYSTEMS CORPORATION

3753 Plaza Dr.

Ann Arbor, MI 48108

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Kent B. Wilson and Jeff Hail as the attorney, agent and proxy of the undersigned (the “Proxies”), with full power of substitution, to vote all stock of BrooQLy Inc. d/b/a Dynamic Aerospace Systems Corporation, which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held Thursday, December 11, 2025, at 10:00 a.m. Mountain Standard Time, and any and all adjournment(s) or postponement(s) thereof, as a virtual meeting via live webcast on the Internet, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE DIRECTORS NAMED BELOW.

1. ELECTION OF DIRECTORS:

☐	FOR	☐	WITHHOLD AUTHORITY
	all nominees listed below (except as marked to the contrary below)		To vote for all nominees listed below

Election of the following nominees as directors:  Kent B. Wilson, Jeff Hail, Shannon Rigney, Ian Kantrowitz, Ron J. Rich, and Jorge L. Torres

(Instructions: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

☐	FOR	☐	AGAINST	☐	ABSTAIN

Ratification of the appointment of RBSM, LLP, as the Company’s independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

3. APPROVAL OF AMENDMENT 1, TO AUTHORIZE THE BOARD OF DIRECTORS TO FILE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED TO DATE, TO CHANGE THE NAME OF THE COMPANY TO DYNAMIC AEROSPACE SYSTEMS CORPORATION (“AMENDMENT 1”).

☐	FOR	☐	AGAINST	☐	ABSTAIN

Approval of Amendment 1.

_______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

4. APPROVAL OF AMENDMENT 2, TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AND CLASS B COMMON STOCK (“AMENDMENT 2”).

☐	FOR	☐	AGAINST	☐	ABSTAIN

Approval of Amendment 2.

_______________

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5.

5. APPROVAL OF THE DYNAMIC AEROSPACE SYSTEMS CORPORATION RESTRICTED STOCK UNIT (RSU) EXECUTIVE PLAN.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Approval of Executive RSU Plan

_______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 6.

6. APPROVAL OF THE DYNAMIC AEROSPACE SYSTEMS CORPORATION RESTRICTED STOCK UNIT (RSU) PLAN.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Approval of RSU Plan

_______________

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3,  PROPOSAL 4, PROPOSAL 5, AND PROPOSAL 6.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:

______________________________________, 2025

___________________________________________

(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

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